ADVANCED SERIES TRUST

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Supplement dated October 7, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangements, Strategy Changes and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing Neuberger Berman Investment Advisers LLC and LSV Asset Management with Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management) and Victory Capital Management Inc. (Victory Capital); (ii) changing the name of the Portfolio to "AST Mid-Cap Value Portfolio"; and (iii) revising the principal investment strategies of the Portfolio. These changes are expected to become effective on February 22, 2021.

To reflect these changes, the Summary Prospectus relating to the Portfolio is hereby revised as follows, effective February 22, 2021:

A.All references in the Summary Prospectus to "AST Neuberger Berman/LSV Mid-Cap Value Portfolio" are hereby changed to "AST Mid-Cap Value Portfolio."

B.The description of the Portfolio's principal investment strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Value Index.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). MFS uses an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth. Wellington Management uses a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

C.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM Investments		Brian Ahrens	Senior Vice	February 2021
LLC			President, Strategic
Investment Research
Group
AST Investment		Andrei O. Marinich,	Vice President,	February 2021
Services, Inc.		CFA	Strategic Investment
Research Group

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
		Todd L. Kerin	Vice President,	February 2021
Portfolio Manager
		Saleem Z. Banatwala,	Director, Portfolio	February 2021
		CFA	Manager
	Massachusetts Financial	Brooks Taylor	Investment Officer	February 2021
Services Company
		Kevin Schmitz	Investment Officer	February 2021

	Victory Capital	Gary Miller	Chief Investment	February 2021
	Management Inc.		Officer of Sycamore
Capital
	Wellington Management	Greg Garabedian	Senior Managing	February 2021
	Company LLP		Director and Equity
Portfolio Manager

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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